THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account Q
Multi-Fund® Group

Supplement dated July 28, 2025 to the Summary Prospectus for New Investors dated May 1, 2025

This Supplement to your summary prospectus outlines important changes that become effective on and after August 18, 2025. These changes are related to Appendix A – Funds Available Under The Contract. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

The following line item is added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Structured Moderate Allocation Fund – Standard Class advised by Lincoln Financial Investments Corporation	0.56%	9.41%	5.77%	5.60%

You can find the fund prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain information at no cost by contacting your registered representative or by sending an email request to Multi-FundE-Service@lfg.com.

Please retain this supplement for future reference.